Fees Summary	May 05, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 8,050.60
Total Fee Amount	8,050.60
Total Transaction Valuation	52,583,926.00
Total Offset Amount	0.00
Net Fee	$ 0.00